--------------------------------------------------------------------------------
            THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                         ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                               November 30, 2000
Dear Shareholder:

     The continued trend of economic growth boosted by strong consumer confidence, a tight labor market and inflation concerns caused the Federal Reserve to aggressively tighten during the first part of the year. As a result, the Fed raised the discount rate to 6.50% during the period in an attempt to achieve its objective of engineering a "soft landing" for the explosive U.S. economy. The third quarter of 2000 saw a sharp decline in market expectations for further Fed tightenings amidst evidence of significant deceleration in growth, peaking inflation pressures and a sharp reversal in the stock market wealth effect globally.

     The reduction in Fed tightening fears and the potential for a slower pace of Treasury buybacks due to a more expansionary fiscal policy enabled high quality spread product to outperform Treasuries in the third quarter of 2000.

     Looking forward we believe that both consumers and corporations face significant headwinds that suggest a likely GDP growth rate close to the Fed target of 3.5%-4.0%. The risk, however, is even slower growth. While consumer confidence is still high, a sharp reversal of the wealth effect year-to-date, higher oil prices that have acted as a tax on the consumer and muted employment growth should lead personal consumption growth to decline to 3.0%. We believe that the Fed may eventually be required to ease interest rates to ensure a soft landing. Monetary conditions are restrictive globally; in the absence of a fiscal stimulus the Fed may have to ease policy moderately. The end scenario is likely to be favorable to financial assets and the performance of spread assets versus Treasuries.

     This annual report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,



/s/ Laurence D. Fink                     /s/ Ralph L. Schlosstein
--------------------                     ------------------------
Laurence D. Fink                         Ralph L. Schlosstein
Chairman                                 President

                                                              November 30, 2000




Dear Shareholder:

     We are pleased to present the annual report for The BlackRock Florida Investment Quality Municipal Trust ("the Trust") for the fiscal year ended October 31, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "RFA". The Trust's investment objective is to provide high current income that is exempt from both regular federal income tax and Florida intangible personal property tax consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) municipal debt securities that are exempt from Florida State taxes.

     The table below summarizes the performance of the Trust's stock price and NAV over the past year:


                          ------------------------------------------------------
                           10/31/00    10/31/99    CHANGE     HIGH       LOW
--------------------------------------------------------------------------------
 STOCK PRICE               $ 13.125   $ 12.8125     2.44%    $ 13.50   $ 12.1875
--------------------------------------------------------------------------------
 NET ASSET VALUE (NAV)     $ 14.65    $ 14.29       2.52%    $ 14.76   $ 13.82
--------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

     The rapid expansion of U.S. GDP witnessed throughout much of the period finally slowed dramatically in the third quarter. After expanding at nearly a 6.0% annualized rate in the first half of the year, growth in the third quarter slowed to 3.0%. Higher oil prices and declines in global equity markets led to declines in consumer spending, residential investment and manufacturing activity. According to the minutes of the October 3, 2000 FOMC meeting, "Recent data have indicated that the expansion of aggregate demand has moderated to a pace closer to the enhanced rate of growth of the economy's potential to produce. The more rapid advances in productivity also continue to help contain costs and hold down underlying price pressures." The Federal Reserve raised the discount rate by 0.25% at their meetings in November 1999, February, and March 2000 and raised the discount rate by 0.50% in May 2000 to bring the current discount rate to 6.50%.

     Treasury yields were inverted for much of the period as yields rose on the short-end of the yield curve in response to the Fed's increases in the discount rate, and yields on the long-end of the curve fell below the short-end in reaction to the announcement that the Treasury would buy back $30 billion of Treasuries with maturities ranging from 10 to 30 years. In the second half of the period, concerns over rising inflation from a surge in oil prices, weaker stock markets and signs of slower growth all caused the bond market to price in a neutral Federal Reserve. This shift in market sentiment caused significant yield curve disinversion during the third quarter of 2000. As the slower growth scenario plays out, the curve is likely to steepen further. For the annual period, the 10 year Treasury fell from 6.02% on October 31, 1999 to 5.75% on October 31, 2000.

     Municipal bonds outperformed the taxable domestic bond market for the year ending October 31, 2000, returning 8.51% (as measured by the Lehman Municipal Index) versus the Lehman Aggregate Index's 7.30% on a pre-tax basis. Overall, the tone in the market for the period was extremely positive as the result of continued strong demand from individual/retail investors, a slowdown in new issuance and reduced selling by mutual funds and institutional accounts. Retail investors, who continue to purchase municipal bonds in an effort to increase their asset allocation to fixed income and reduce equity exposure, have had a large impact on the new issuance market. In some instances, individual investors have purchased 50% of a new issue before institutions are able to buy bonds. In many cases, new issues have been structured to appeal to individual investors' tastes rather than institutions. Despite reduced selling by mutual funds, there has still been a large outflow from mutual funds. However, high retail demand has offset any adverse effects that may result from the mutual fund outflows.

     The State of Florida's strong and stable financial position reflects prudent financial management combined with a solid and diversifying economy.
The FY 1999 unreserved General Fund balance was $3.5 billion or 20.5% of revenues; this provides strong bondholder security. FY 2000 revenues are 2.6% above budget, through October, enabling the State to project another year-end surplus. The new $2.5 billion educational constitution fund is being financed by bonds whose debt service is paid from lottery revenues; to date, the lottery revenues are at projected levels. The State's policy is to maintain a moderate debt burden while continuing to use bonds to meet capital needs.

     In the last decade Florida's population increased 20% (versus 8% for the nation) to over 15 million residents. Although economists anticipate slower growth in the millennium, the population expansion is expected to exceed that of the nation. Unemployment is expected to average 3.9% in 2000, the lowest average in 30 years. Trade and services are the major employment sectors while manufacturing jobs account for only 7.5% of Florida's employment, approximately one half the national proportion. Florida's stable economy combined with rapid population growth continues to fuel one of the country's strongest job markets.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the annual period, the Trust's leverage amount was approximately 34% of total assets.

     As municipal credit spreads remained tight during the reporting period, we continue to emphasize higher rated securities over the lower rated investment grade sector. While some opportunities for higher yields have emerged, given current market conditions and the state of the yield curve, we have maintained our bias towards premium coupon securities over discounted priced securities. Premium coupon securities offer better price performance during periods of rising interest rates and similar performance to discounts when interest rates fall.

     The following charts compare the Trust's current and October 31, 1999 asset composition and credit quality allocations:




---------------------------------------------------------------
                      SECTOR BREAKDOWN
---------------------------------------------------------------
 SECTOR                    OCTOBER 31, 2000   OCTOBER 31, 1999
---------------------------------------------------------------
  Power                           17%                17%
---------------------------------------------------------------
  Transportation                  17%                17%
---------------------------------------------------------------
  Lease Revenue                   15%                15%
---------------------------------------------------------------
  School                          12%                12%
---------------------------------------------------------------
  City, County & State             9%                 9%
---------------------------------------------------------------
  Special Tax                      9%                 9%
---------------------------------------------------------------
  Sales Tax                        6%                 6%
---------------------------------------------------------------
  Hospital                         4%                 4%
---------------------------------------------------------------
  University                       4%                 4%
---------------------------------------------------------------
  Water & Sewer                    4%                 4%
---------------------------------------------------------------
  Housing                          3%                 3%
---------------------------------------------------------------

-----------------------------------------------------------
   CREDIT RATING*    OCTOBER 31, 2000   OCTOBER 31, 1999
-----------------------------------------------------------
    AAA/Aaa                 67%                52%
-----------------------------------------------------------
    AA/Aa                    8%                17%
-----------------------------------------------------------
    A/A                     21%                18%
-----------------------------------------------------------
    BBB/Baa                  4%                13%
-----------------------------------------------------------

----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating.


     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock Florida Investment Quality Municipal Trust. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.



Sincerely,



/s/ Robert S. Kapito                    /s/ Kevin M. Klingert
--------------------                    ---------------------
Robert S. Kapito                        Kevin M. Klingert
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                BlackRock Advisors, Inc.


--------------------------------------------------------------------------------
             THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
--------------------------------------------------------------------------------
  Symbol on American Stock Exchange:                                RFA
--------------------------------------------------------------------------------
  Initial Offering Date:                                      May 28, 1993
--------------------------------------------------------------------------------
  Closing Stock Price as of 10/31/00:                           $ 13.125
--------------------------------------------------------------------------------
  Net Asset Value as of 10/31/00:                               $ 14.65
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 10/31/00 ($13.125)(1):        6.06%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                    $  0.0663
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                 $  0.7956
--------------------------------------------------------------------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2) Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 2000
--------------------------------------------------------------------------------

            PRINCIPAL                                                                                   OPTION CALL
  RATING*    AMOUNT                                                                                     PROVISIONS+       VALUE
(UNAUDITED)   (000)                            DESCRIPTION                                              (UNAUDITED)      (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                      LONG-TERM INVESTMENTS--147.0%
                      FLORIDA--121.9%
                      Boynton Beach Util. Sys. Rev., FGIC,
   AAA      $  170     6.25%, 11/01/20 ...............................................................      ETM       $    184,815
   AAA         830     6.25%, 11/01/20 ...............................................................  11/02 at 102       856,245
   A1        1,000    Brevard Cnty. Hlth. Fac., Holmes Regl. Med. Ctr., 5.75%, 10/01/13 ..............  10/03 at 102     1,002,950
   AAA       1,000    Brevard Cnty. Sch. Brd., C.O.P., Ser. B, 5.50%, 7/01/21, AMBAC .................  7/06 at 102        992,570
   AAA       1,000    Collier Cnty. Sch. Brd., C.O.P., 5.00%, 2/15/16, FSA ...........................  2/06 at 101        959,410
   AAA       1,000    Dade Cnty. Aviation Rev., Miami Int'l Arpt., Ser. C, 5.75%,
                       10/01/25, MBIA ................................................................. 10/05 at 102     1,011,760
   AAA       1,000++  Dade Cnty. Sch. Brd., C.O.P., Ser. A, 6.00%, 5/01/04, MBIA .....................      N/A          1,057,230
   AAA       1,000++  Dade Cnty. Spl. Oblig., Ser. B, Zero Coupon, 10/01/08, AMBAC ...................      N/A            491,690
   AAA       1,000    First Florida Gov. Fin. Comn. Rev., Gainsville, Hollywood & St. Petersburg,
                       5.75%, 7/01/16, AMBAC .......................................................... 7/06 at 101      1,025,340
   AAA         630    Florida Hsg. Fin. Agcy., Sngl. Fam. Mtge., Ser. A, 6.25%, 7/01/11, GNMA ........  7/04 at 102        659,831
                      Florida St. Brd. of Ed.,
   AA+       1,000     Pub. Ed., Ser. B, 5.875%, 6/01/24 .............................................  6/05 at 101      1,015,060
   AAA       1,000++   Ser. C, 5.85%, 6/01/03 ........................................................      N/A          1,042,880
   AAA         500    Florida St. Dept. of Corrections, C.O.P., Okeechobee Correctional Fac.,
                       6.25%, 3/01/15, AMBAC .........................................................  3/05 at 102        528,650
   AAA       1,000++  Florida St. Dept. of Trans., 5.80%, 7/01/05 ....................................      N/A          1,061,310
   AAA       1,000    Florida St. Div. of Bond Fin. Dept., Gen. Svcs. Rev., Dept. of Environ. Pres.,
                       Ser. A, 5.75%, 7/01/11, AMBAC .................................................. 7/05 at 101      1,042,770
   AAA       1,000    Jacksonville Cap. Impvt. Rev., Gator Bowl Proj., 5.50%, 10/01/14, AMBAC ........  10/04 at 101     1,016,850
   AAA       1,000    Lee Cnty. Trans. Fac. Rev., 5.75%, 10/01/22, MBIA ..............................  10/05 at 102     1,008,900
   A-        1,000    Orlando & Orange Cnty. Expwy., 5.95%, 7/01/23 ..................................  7/01 at 102      1,003,560
   Aa2       1,000    Orlando Utils. Comn. Wtr. & Elec. Rev., Ser. D, 5.50%, 10/01/20 ................  10/99 at 100       995,100
   AAA       1,000++  Seminole Cnty. Sch. Brd., C.O.P., Ser. A, 6.125%, 7/01/04, MBIA ................      N/A          1,071,910
   AAA       1,000++  Sunrise Florida Util. Sys. Rev., Ser. A, 5.75%, 10/01/06, AMBAC ................      N/A          1,068,670
   Baa2      1,000    Volusia Cnty. Ed. Fac. Auth. Rev., 6.125%, 10/15/16 ............................  10/06 at 102     1,026,860
                                                                                                                      ------------
                                                                                                                        20,124,361
                                                                                                                      ------------
                      PUERTO RICO--25.1%
                      Puerto Rico Elec. Pwr. Auth. Rev.,
   AAA       1,000++   Ser. T, 6.375%, 7/01/04 .......................................................      N/A          1,090,560
   A-        1,000     Ser. U, 6.00%, 7/01/14 ........................................................  7/04 at 102      1,046,440
                      Puerto Rico Pub. Bldg. Auth., Gtd. Pub. Ed. & Hlth. Fac., Ser. M,
   A         1,000     5.50%, 7/01/21 ................................................................ 7/03 at 101.5       980,510
   A         1,000     5.75%, 7/01/15 ................................................................ 7/03 at 101.5     1,018,690
                                                                                                                      ------------
                                                                                                                         4,136,200
                                                                                                                      ------------
                      Total Long-Term Investments (cost $22,787,904)..................................                  24,260,561
                                                                                                                      ------------

                       See Notes to Financial Statements.

            PRINCIPAL                                                                                   OPTION CALL
  RATING*    AMOUNT                                                                                     PROVISIONS+       VALUE
(UNAUDITED)   (000)                            DESCRIPTION                                              (UNAUDITED)      (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                      SHORT-TERM INVESTMENT**--2.4%
 A1+        $ 400     Long Island Pwr. Auth., 4.60%, 11/01/00, FRDD (cost $400,000)..........           N/A           $    400,000
                                                                                                                      ------------

                      TOTAL INVESTMENTS--149.4% (COST $23,187,904)............................                          24,660,561
                      Other Assets in excess of liabilities--2.1% ............................                             348,245
                      Liquidation value of preferred stock--(51.5)% ..........................                          (8,500,000)
                                                                                                                      ------------
                      NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% .....................                        $ 16,508,806
                                                                                                                      ============

----------
 * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** For purposes of amortized cost valuation, the maturity date of this instrument is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 + Option call provisions: date (month/year) and price of the earliest option call on redemption. There may be other call provisions at varying prices at later dates.
++ This bond is prerefunded. See Glossary for definitions.


--------------------------------------------------------------------------------------------------------------------
                                                 KEY TO ABBREVIATIONS:
      AMBAC - American Municipal Bond Assurance Corporation       FRDD - Floating Rate Daily Demand
     C.O.P. - Certificate of Participation                         FSA - Financial Security Assurance
        ETM - Escrowed to Maturity                                GNMA - Government National Mortgage Association
       FGIC - Financial Guaranty Insurance Company                MBIA - Municipal Bond Insurance Association
--------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY
MUNICIPAL TRUST
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $23,187,904) (Note 1)..........    $24,660,561
Cash ......................................................         95,975
Interest receivable .......................................        364,919
Other assets ..............................................          1,509
                                                               -----------
                                                                25,122,964
                                                               -----------
LIABILITIES
Dividends payable-common stock ............................         74,736
Dividends payable-preferred stock .........................          4,833
Investment advisory fee payable (Note 2) ..................          7,668
Administration fee payable (Note 2) .......................          2,191
Deferred trustees fees (Note 1) ...........................          1,509
Other accrued expenses ....................................         23,221
                                                               -----------
                                                                   114,158
                                                               -----------
NET INVESTMENT ASSETS .....................................    $25,008,806
                                                               ===========
Net investment assets were comprised of:
  Common shares of beneficial interest:
  Par value (Note 4) ......................................    $    11,271
  Paid-in capital in excess of par ........................     15,585,445
 Preferred shares of beneficial interest (Note 4) .........      8,500,000
                                                               -----------
                                                                24,096,716
 Undistributed net investment income ......................        137,192
 Accumulated net realized loss ............................       (697,759)
 Net unrealized appreciation ..............................      1,472,657
                                                               -----------
Net investment assets, October 31, 2000 ...................    $25,008,806
                                                               ===========
Net assets applicable to common shareholders ..............    $16,508,806
                                                               ===========
Net asset value per common share:
  ($16,508,806 / 1,127,093 common shares of
  beneficial interest issued and outstanding) .............         $14.65
                                                                    ======


--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY
MUNICIPAL TRUST
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned .........   $1,406,556
                                           ----------

Expenses
  Investment advisory ..................       87,048
  Administration .......................       24,871
  Auction agent ........................       21,000
  Trustees .............................       12,000
  Reports to shareholders ..............       10,000
  Transfer agent .......................       10,000
  Independent accountants ..............        7,000
  Legal ................................        5,000
  Custodian ............................        4,000
  Miscellaneous ........................       15,705
                                           ----------
  Total expenses .......................      196,624
                                           ----------
Net investment income ..................    1,209,932
                                           ----------

UNREALIZED GAIN
ON INVESTMENTS
Net change in unrealized appreciation
 on investments ........................      438,477
                                           ----------

NET INCREASE IN NET INVESTMENT ASSETS
RESULTING FROM OPERATIONS ..............   $1,648,409
                                           ==========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED OCTOBER 31,
                                                                               ---------------------------------
                                                                                     2000              1999
                                                                               ---------------   ---------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
OPERATIONS:
 Net investment income .....................................................    $  1,209,932      $  1,189,988
 Net change in unrealized appreciation on investments ......................         438,477        (1,592,926)
                                                                                ------------      ------------
 Net increase (decrease) in net investment assets resulting from operations        1,648,409          (402,938)
DIVIDENDS:
 To common shareholders from net investment income .........................        (896,622)         (896,614)
 To preferred shareholders from net investment income ......................        (353,042)         (274,669)
                                                                                ------------      ------------
 Total dividends ...........................................................      (1,249,664)       (1,171,283)
                                                                                ------------      ------------
  Total increase (decrease) ................................................         398,745        (1,574,221)
NET INVESTMENT ASSETS
Beginning of year ..........................................................      24,610,061        26,184,282
                                                                                ------------      ------------
End of year (including undistributed net investment income
 of $137,192 and $176,924, respectively)....................................    $ 25,008,806      $ 24,610,061
                                                                                ============      ============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                           YEAR ENDED OCTOBER 31,
                                                                     -------------------------------------------------------------
                                                                        2000         1999         1998        1997        1996
                                                                        ----         ----         ----        ----        ----
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ...............................   $  14.29     $   15.69     $  14.86    $  14.15    $  14.01
                                                                     --------     ---------     --------    --------    --------
 Net investment income ...........................................       1.07          1.05         1.05        1.06        1.03
 Net realized and unrealized gain (loss) on investments ..........        .40         (1.41)         .81         .65         .13
                                                                     --------     ---------     --------    --------    --------
 Net increase (decrease) from investment operations ..............       1.47          (.36)        1.86        1.71        1.16
                                                                     --------     ---------     --------    --------    --------
Dividends and distributions:
 Dividends from net investment income to:
   Common shareholders ...........................................       (.80)         (.80)        (.75)       (.72)       (.73)
   Preferred shareholders ........................................       (.31)         (.24)        (.28)       (.28)       (.28)
 Distributions in excess of net realized gain on investments to:
   Common shareholders ...........................................         --            --           --          **        (.01)
   Preferred shareholders ........................................         --            --           --          **          **
                                                                     --------     ---------     --------    --------    --------
Total dividends and distributions ................................     ( 1.11)        (1.04)       (1.03)      (1.00)      (1.02)
                                                                     --------     ---------     --------    --------    --------
Net asset value, end of year* ....................................   $  14.65     $   14.29     $  15.69    $  14.86    $  14.15
                                                                     ========     =========     ========    ========    ========
Per share market value, end of year* .............................   $  13.125    $  12.8125    $  15.125   $  13.3125  $  12.25
                                                                     ========     =========     ========    ========    ========
TOTAL INVESTMENT RETURN+: ........................................       9.00%       (10.60)%      19.70%      14.95%       2.92%
                                                                     ========     =========     ========    ========    ========
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS:
Expenses++ .......................................................       1.22%         1.27%        1.31%       1.26%       1.46%
Net investment income before preferred stock dividends++ .........       7.48%         7.11%        6.81%       7.43%       7.41%
Preferred stock dividends ........................................       2.18%         1.64%        1.80%       1.92%       1.97%
Net investment income available to common shareholders ...........       5.30%         5.47%        5.01%       5.51%       5.44%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) .........   $  16,167    $  16,736     $ 17,299    $ 16,150    $ 15,699
Portfolio turnover ...............................................           0%           0%           0%          5%         73%
Net assets of common shareholders, end of year
 (in thousands) ..................................................   $  16,509    $  16,110     $ 17,684    $ 16,745    $ 15,951
Asset coverage per share of preferred stock, end of year .........   $  73,570    $  72,390     $ 77,017    $ 74,253    $ 71,915
Preferred stock outstanding (in thousands) .......................   $   8,500    $   8,500     $  8,500    $  8,500    $  8,500


----------
  * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
 ** Actual  amount  paid  to  common shareholders for the year ended October 31,
    1997  was  $0.004325, and  the  actual amount paid to preferred shareholders was $0.000185 per common share. Actual amount paid to preferred shareholders for the year ended October 31, 1996 was $0.0030 per common share.
  + Total  investment  return  is calculated assuming a purchase of common stock at  the current  market  price  on  the  first day and a sale at the current market price on the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions.
++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT
QUALITY MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION &   The  BlackRock  Florida  Investment  Quality  Municipal
ACCOUNTING               Trust (the "Trust")  was organized in  Massachusetts on
POLICIES                 April  15,  1993  as   a   non-diversified   closed-end
                         management  investment company.  The Trust's investment
objective is to manage a portfolio of investment quality securities while providing high current income exempt from regular federal income tax and Florida intangible personal property tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

       The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Trustees on February 24, 2000, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.

      Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Trustees. This has the same economic effect as if the Trustees had invested the deferred amounts in such other BlackRock funds.

      The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Trustees in order to match its deferred compensation obligations.


NOTE  2.  AGREEMENTS     The Trust has an  Investment  Advisory  Agreement  with
                         BlackRock  Advisors,  Inc. (the "Advisor"),  which is a
wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC
("PIFM"), a wholly-owned subsidiary of The Prudential Insurance Company of America.

      The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

      Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO        There  were   no  purchases  or  sales   of  investment
SECURITIES               securities,    other    than   short-term  investments,
                         for the year ended October 31, 2000.

      The federal income tax basis of the Trust's investments at October 31, 2000 was substantially the same as for financial reporting purposes and, accordingly, net and gross unrealized appreciation was $1,472,657.

      For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 2000 of approximately $699,000 which will expire in 2002. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.


NOTE 4. CAPITAL          There  are 200 million shares of   $.01   par  value of
                         beneficial interest authorized.  The Trust may classify
or reclassify any unissued shares of beneficial interest into one or more series of preferred shares. Of the 1,127,093 common shares outstanding at October 31, 2000, the Advisor owned 7,093 shares. As of October 31, 2000 there were 340 shares of Preferred Stock Series R7 ("Preferred Shares") outstanding.

      Dividends on Preferred Shares are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 3.40% to 5.00% during the year ended October 31, 2000.

      The Trust may not declare dividends or make other distributions on shares of common shares or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

      The Preferred Shares are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

      The holders of Preferred Shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of Preferred Shares are also entitled to elect two of the Trustees. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restriction.


NOTE  5.  DIVIDENDS      Subsequent to October 31, 2000, the Trustees declared a
                         dividend  from  undistributed  earnings  of $0.0663 per
common share payable December 1, 2000 to shareholders of record on November 15, 2000.

      For the period November 1, 2000 to November 30, 2000 dividends declared on Preferred Shares totaled $29,058 in aggregate for the outstanding Preferred Shares.

--------------------------------------------------------------------------------
           THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                        REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To The Shareholders and Board of Directors of
The BlackRock Florida Investment Quality Municipal Trust:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Florida Investment
Quality Municipal Trust as of October 31, 2000 and the related statements of operations for the year then ended and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Florida Investment Quality Municipal Trust at October 31, 2000, and the results of its operations, the changes in its net investment assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP
-------------------------
New York, New York
December 8, 2000

--------------------------------------------------------------------------------
           THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                                TAX INFORMATION
--------------------------------------------------------------------------------
     We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end (October 31, 2000) as to the federal tax status of dividends you received during such fiscal year. Accordingly, during the year the Trust paid Federal tax-exempt dividends of $0.8000 per share to common shareholders and $1,038.36 per share to preferred shareholders.


--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the American Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue any new shares under the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal state or local income taxes that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
           THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                              INVESTMENT SUMMARY
--------------------------------------------------------------------------------
THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Florida Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular federal income tax and to provide an exemption from Florida intangible personal property taxes consistent with the preservation of capital.


WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of September 30, 2000, the Advisor and its affiliates (together,
"BlackRock") managed $191 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end funds. BlackRock managed 670 accounts, domiciled in the United States and overseas.


WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Advisor. The Trust intends to invest substantially all of the assets in a portfolio of investment grade Florida Municipal Obligations, which include debt obligations issued by the State of Florida, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from federal income tax. Florida Municipal Obligations are issued to obtain funds for various public functions, including the construction of public facilities, the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities.


WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in investment grade Florida Municipal Obligations or other qualifying issuers. The Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to emphasize investments in Florida Municipal Obligations with long-term maturities and expects to maintain an average portfolio maturity of 15-20 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. See "Leverage Considerations in the Trust" below.


HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the Trust. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular federal income tax and to provide an exemption from Florida intangible personal property taxes consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: RFA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trustees and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
           THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                                   GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:           Investment  vehicle  which  initially  offers a fixed
                           number of shares and trades on a stock exchange.  The
                           fund  invests  in  a  portfolio  of   securities   in
                           accordance with its stated investment objectives and policies.

DISCOUNT:                  When a fund's  net asset  value is  greater  than its
                           stock price the fund is said to be trading at a discount.

DIVIDEND:                  Income  generated by  securities  in a portfolio  and
                           distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:     Shareholders may have all dividends and distributions
                           of  capital  gains   automatically   reinvested  into
                           additional shares of a fund.

MARKET PRICE:              Price  per  share  of  a  security   trading  in  the
                           secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):     Net  asset  value is the  total  market  value of all
                           securities  and other assets held by the Trust,  plus
                           income   accrued  on  its   investments,   minus  any
                           liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                           Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                           STREET JOURNAL on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:         These   securities   are   collateralized   by   U.S.
                           Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                          SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------


                                                                     STOCK      MATURITY
                                                                     SYMBOL       DATE
                                                                   ---------   ---------
PERPETUAL TRUSTS
The BlackRock Income Trust Inc.                                    BKT            N/A
The BlackRock North American Government Income Trust Inc.          BNA            N/A
The BlackRock High Yield Trust                                     BHY            N/A

TERM TRUSTS
The BlackRock 2001 Term Trust Inc.                                 BTM           06/01
The BlackRock Strategic Term Trust Inc.                            BGT           12/02
The BlackRock Investment Quality Term Trust Inc.                   BQT           12/04
The BlackRock Advantage Term Trust Inc.                            BAT           12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.          BCT           12/09


TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                     STOCK      MATURITY
                                                                     SYMBOL       DATE
                                                                   ---------   ---------
PERPETUAL TRUSTS
The BlackRock Investment Quality Municipal Trust Inc.              BKN            N/A
The BlackRock California Investment Quality Municipal Trust Inc.   RAA            N/A
The BlackRock Florida Investment Quality Municipal Trust           RFA            N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.   RNJ            N/A
The BlackRock New York Investment Quality Municipal Trust Inc.     RNY            N/A
The BlackRock Pennsylvania Strategic Municipal Trust               BPS            N/A
The BlackRock Strategic Municipal Trust                            BSD            N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                     BMN           12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.               BRM           12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.    BFC           12/08
The BlackRock Florida Insured Municipal 2008 Term Trust            BRF           12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.      BLN           12/08
The BlackRock Insured Municipal Term Trust Inc.                    BMT           12/10

 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
                            AT (800) 227-7BFM (7236)
                     OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                  AN OVERVIEW
--------------------------------------------------------------------------------

     BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of September 30, 2000, the Advisor and its affiliates (together,
"BlackRock") managed $191 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end funds. BlackRock managed 670 accounts, domiciled in the United States and overseas.

     BlackRock's  fixed  income  product  was  introduced  in  1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.















                     IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

-----------
 BLACKROCK
-----------

TRUSTEES
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT                          -----------
Keith T. Anderson, VICE PRESIDENT                         BLACKROCK
Michael C. Huebsch, VICE PRESIDENT                 THE   -----------
Robert S. Kapito, VICE PRESIDENT                   FLORIDA
Kevin M. Klingert, VICE PRESIDENT                  INVESTMENT QUALITY
Richard M. Shea, VICE PRESIDENT/TAX                MUNICIPAL TRUST
Henry Gabbay, TREASURER                            ------------------------
James Kong, ASSISTANT TREASURER                    ANNUAL REPORT
Anne Ackerley, SECRETARY                           OCTOBER 31, 2000

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL                                               [GRAPHIC OMITTED]
Skadden, Arps, Slate, Meagher & Flom, LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022


      This  report  is  for  shareholder  information
This is not a prospectus intended for use in the purchase or sale of any securities.

          THE BLACKROCK FLORIDA INVESTMENT
               QUALITY MUNICIPAL TRUST
   c/o Prudential Investments Fund Management LLC
                Gateway Center Three
                 100 Mulberry Street
                Newark, NJ 07102-4077
                   (800) 227-7BFM


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